                             QUAKER INVESTMENT TRUST

                        QUAKER CAPITAL OPPORTUNITIES FUND

        Supplement dated February 3, 2006 to Prospectus and Statement of
                  Additional Information dated October 28, 2005

The following  supplements the section in the Prospectus entitled "MANAGEMENT OF
THE FUNDS - Sub-Advisers and Portfolio  Managers - Quaker Capital  Opportunities
Fund:"

          Peter M. Schofield,  CFA - Managing  Director and Portfolio Manager of
     Knott Capital.  Mr. Schofield has served as a portfolio manager of the Fund since January of 2006.  Mr.  Schofield has more than 21 years of investment industry  experience.  From  1996  to  2005  he  was a Vice  President  and
     Portfolio  Manager at Sovereign  Asset  Management  (a  subsidiary  of John
     Hancock Advisers),  where he co-managed  approximately $3 billion in client assets,  including the Sovereign Investors Mutual Fund. Prior to his tenure at Sovereign,  Mr. Schofield served as a Portfolio  Manager at G.T.C.  from
     1984 to 1996.

The foregoing changes are effective as of the date of this Supplement.